Exhibit 10.1

                                                                 JPMorgan [LOGO]

JPMorgan Chase Bank, N.A.
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                                  March 23, 2006
To: Albany International Corp.
1373 Broadway
Albany, New York 12204
Attention: David Michaels
Telephone No.: (518) 445-2212
Facsimile No.: (518) 447-6305

Re: Call Option Transaction Amendment

      This letter agreement (the "Amendment") amends the terms and conditions of the Transaction (the "Transaction") entered into between JPMorgan Chase Bank, N.A., London Branch ("JPMorgan"), and Albany International Corp., a Delaware corporation (the "Counterparty"), pursuant to a letter agreement dated March 7, 2006 (the "Confirmation") pursuant to which the Counterparty purchased from JPMorgan a Number of Options equal to 90,000 in connection with the issuance by Counterparty of USD 150,000,000 principal amount of 2.25% Convertible Senior Notes due 2026 (the "Initial Convertible Notes"). This Amendment relates to, and sets forth the terms of, the purchase by the Counterparty from JPMorgan of an additional Number of Options (the "Additional Number of Options") in connection with the issuance by the Counterparty of an additional USD 30,000,000 principal amount of 2.25% Convertible Senior Notes due 2026 (the "Additional Convertible Notes", and together with the Initial Convertible Notes, the "Convertible Notes") to the initial purchasers of the Convertible Notes.

      Upon  the   effectiveness  of  this  Amendment,   all  references  in  the
Confirmation to the "Number of Options" will be deemed to be to the Number of Options as amended hereby and all references in the Confirmation to the "Transaction" will be deemed to be to the Transaction, as amended hereby and all references to "Convertible Notes" will be deemed to include the Additional Convertible Notes. Except to the extent specified below, all other provisions of the Confirmation shall apply to the Additional Number of Options as if such Additional Number of Options were originally subject to the Confirmation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

Amendments. The terms relating to the purchase by the Counterparty of the Additional Number of Options are as follows:

1. The "Trade Date" with respect to the Additional Number of Options will be March 23, 2006.

2. The "Number of Options" for the Transaction will be "108,000" reflecting an increase of 18,000 Options.

3. An additional "Premium" to be determined by the Calculation Agent will be payable by the Counterparty to JPMorgan in respect of the Additional Number of Options (the "Additional Call Option Premium") on a Currency Business Day to be specified by the Calculation Agent (such date, the "Additional Call Option Premium Payment Date"), by written notice to the Counterparty in substantially the form of the pricing supplement set forth in Exhibit A hereto (the "Pricing Supplement") no later than one Currency Business Day prior to the Additional Call Option Premium Payment Date.


                    JPMorgan Chase Bank, National Association
 Organised under the laws of the United States as a National Banking Association
             Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
          Registered as a branch in England & Wales branch No. BR000746
            Registered Branch Office 125 London Wall, London EC2Y 5AJ
          Authorised and regulated by the Financial Services Authority

Repeated Representations. The Counterparty hereby repeats the representations and warranties set forth in Section 8 and Sections 9(f), (g) and (i) of the Confirmation; provided that the Counterparty shall be deemed to repeat the representation contained in Section 8(e) of the Confirmation on each day during the period beginning on the date hereof and ending on the Additional Call Option Premium Payment Date.

Rule 10b-18. The Counterparty further represents that, except as disclosed in writing by the Counterparty to JPMorgan or as described in the offering memorandum relating to the Convertible Notes, neither the Counterparty nor any of its affiliates has purchased any Shares (as contemplated by Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) during each of the four calendar weeks preceding the date hereof. The Counterparty further covenants and agrees that neither it nor any of its affiliates will purchase any Shares prior to the earlier of the Additional Call Option Premium Payment Date and the Early Unwind Date (as defined below).

Conditionality and Early Unwind. The respective obligations of the parties hereunder shall become final and binding only if no Early Unwind Event (as defined below) shall have occurred and be continuing as of the Early Unwind Date (as defined below). Notwithstanding the foregoing, the Counterparty and JPMorgan, intending to be legally bound, hereby acknowledge and agree that in the event that an Early Unwind Event has occurred and is continuing on the Early Unwind Date, JPMorgan or one or more of its affiliates, shall terminate its hedging activities with respect to the portion of the Transaction contemplated by this Amendment on the Early Unwind Date and each party shall be released and discharged by the other parties from, and agrees not to make any claim against the other parties with respect to, any obligations or liabilities of the other parties arising out of and to be performed in connection with such portion of the Transaction; provided that, if such Early Unwind Event results from a breach by the Counterparty of any representation of or any undertaking by the Counterparty contained in the Purchase Agreement and relating to the issuance by the Counterparty of the Additional Convertible Notes, the Counterparty shall purchase from JPMorgan on the Early Unwind Date any Shares purchased by JPMorgan or one or more of its affiliates in connection with the portion of the Transaction contemplated by this Amendment and reimburse JPMorgan for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with such portion of the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by JPMorgan in its reasonable good faith discretion. JPMorgan shall notify the Counterparty of such amount, including, upon the Counterparty's request, an explanation of the basis of determination of such amount, and the Counterparty shall pay such amount in immediately available funds on the Early Unwind Date.

For purposes of the foregoing: (i) an "Early Unwind Event" means (a) the failure to close the Additional Convertible Notes issuance by the Early Unwind Date for any reason whatsoever or (b) the failure of the Counterparty to comply with any representations, warranties or undertakings contained in this Amendment; and
(ii) an "Early Unwind Date" means March 28, 2006 or such later date as agreed upon by the parties.

No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Governing Law. The provisions of this Amendment shall be governed by the New York law (without reference to choice of law doctrine).

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it in the manner indicated in the attached cover letter.

                                     Very truly yours,

                                       J.P. Morgan Securities Inc., as agent for
                                       JPMorgan Chase Bank, National Association

                                       By: /s/ Sudheer Tegulapelle
                                       Authorized Signatory
                                       Name: Sudheer Tegulapelle

Accepted and confirmed
as of the Trade Date:

ALBANY INTERNATIONAL CORP.

By: /s/ David C. Michaels
Authorized Signatory
Name: David C. Michaels

--------------------------------------------------------------------------------
                                                       Bank of America(R) [LOGO]
                                                 EQUITY FINANCIAL PRODUCTS GROUP
--------------------------------------------------------------------------------

Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019

                                                                  March 23, 2006

To: Albany International Corp.
1373 Broadway
Albany, New York 12204
Attention: David Michaels
Telephone No.: (518) 445-2212
Facsimile No.: (518) 447-6305

Re: Call Option Transaction Amendment (Ref. No.: NY-21551)

      This letter agreement (the "Amendment") amends the terms and conditions of the Transaction (the "Transaction") entered into between Bank of America, N.A. ("BofA"), and Albany International Corp., a Delaware corporation (the
"Counterparty"), pursuant to a letter agreement dated March 7, 2006 (the "Confirmation") pursuant to which the Counterparty purchased from BofA a Number of Options equal to 60,000 in connection with the issuance by Counterparty of USD 150,000,000 principal amount of 2.25% Convertible Senior Notes due 2026 (the "Initial Convertible Notes"). This Amendment relates to, and sets forth the terms of, the purchase by the Counterparty from BofA of an additional Number of Options (the "Additional Number of Options") in connection with the issuance by the Counterparty of an additional USD 30,000,000 principal amount of 2.25% Convertible Senior Notes due 2026 (the "Additional Convertible Notes", and together with the Initial Convertible Notes, the "Convertible Notes") to the initial purchasers of the Convertible Notes.

      Upon  the   effectiveness  of  this  Amendment,   all  references  in  the
Confirmation to the "Number of Options" will be deemed to be to the Number of Options as amended hereby and all references in the Confirmation to the "Transaction" will be deemed to be to the Transaction, as amended hereby and all references to "Convertible Notes" will be deemed to include the Additional Convertible Notes. Except to the extent specified below, all other provisions of the Confirmation shall apply to the Additional Number of Options as if such Additional Number of Options were originally subject to the Confirmation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

Amendments. The terms relating to the purchase by the Counterparty of the Additional Number of Options are as follows:

1. The "Trade Date" with respect to the Additional Number of Options will be March 23, 2006.

2. The "Number of Options" for the Transaction will be "72,000" reflecting an increase of 12,000 Options.

3. An additional "Premium" to be determined by the Calculation Agent will be payable by the Counterparty to BofA in respect of the Additional Number of Options (the "Additional Call Option Premium") on a Currency Business Day to be specified by the Calculation Agent (such date, the "Additional Call Option Premium Payment Date"), by written notice to the Counterparty in substantially the form of the pricing supplement set forth in Exhibit A hereto (the "Pricing Supplement") no later than one Currency Business Day prior to the Additional Call Option Premium Payment Date.

Repeated Representations. The Counterparty hereby repeats the representations and warranties set forth in Section 8 and Sections 9(f), (g) and (i) of the Confirmation; provided that the Counterparty shall be deemed to repeat the representation contained in Section 8(e) of the Confirmation on each day during the period beginning on the date hereof and ending on the Additional Call Option Premium Payment Date.

Rule 10b-18. The Counterparty further represents that, except as disclosed in writing by the Counterparty to BofA or as described in the offering memorandum relating to the Convertible Notes, neither the Counterparty nor any of its affiliates has purchased any Shares (as contemplated by Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) during each of the four calendar weeks preceding the date hereof. The Counterparty further covenants and agrees that neither it nor any of its affiliates will purchase any Shares prior to the earlier of the Additional Call Option Premium Payment Date and the Early Unwind Date (as defined below).

Conditionality and Early Unwind. The respective obligations of the parties hereunder shall become final and binding only if no Early Unwind Event (as defined below) shall have occurred and be continuing as of the Early Unwind Date (as defined below). Notwithstanding the foregoing, the Counterparty and BofA, intending to be legally bound, hereby acknowledge and agree that in the event that an Early Unwind Event has occurred and is continuing on the Early Unwind Date, BofA or one or more of its affiliates, shall terminate its hedging activities with respect to the portion of the Transaction contemplated by this Amendment on the Early Unwind Date and each party shall be released and discharged by the other parties from, and agrees not to make any claim against the other parties with respect to, any obligations or liabilities of the other parties arising out of and to be performed in connection with such portion of the Transaction; provided that, if such Early Unwind Event results from a breach by the Counterparty of any representation of or any undertaking by the Counterparty contained in the Purchase Agreement and relating to the issuance by the Counterparty of the Additional Convertible Notes, the Counterparty shall purchase from BofA on the Early Unwind Date any Shares purchased by BofA or one or more of its affiliates in connection with the portion of the Transaction contemplated by this Amendment and reimburse BofA for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with such portion of the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by BofA in its reasonable good faith discretion. BofA shall notify the Counterparty of such amount, including, upon the Counterparty's request, an explanation of the basis of determination of such amount, and the Counterparty shall pay such amount in immediately available funds on the Early Unwind Date.

For purposes of the foregoing: (i) an "Early Unwind Event" means (a) the failure to close the Additional Convertible Notes issuance by the Early Unwind Date for any reason whatsoever or (b) the failure of the Counterparty to comply with any representations, warranties or undertakings contained in this Amendment; and
(ii) an "Early Unwind Date" means March 28, 2006 or such later date as agreed upon by the parties.

No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Governing Law. The provisions of this Amendment shall be governed by the New York law (without reference to choice of law doctrine).

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it in the manner indicated in the attached cover letter.

                                     Very truly yours,

                                       Bank of America, N.A.

                                       By: /s/ Eric P. Hambleton
                                       Authorized Signatory
                                       Name: Eric P. Hambleton


Accepted and confirmed
as of the Trade Date:

ALBANY INTERNATIONAL CORP.

By: /s/ David C. Michaels
Authorized Signatory
Name: David C. Michaels